                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant  /X/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /_/  Definitive Proxy Statement

     /X/  Definitive Additional Materials

     /_/  Soliciting Material Under Rule 14a-12

                             RURAL/METRO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                        ACCIPITER LIFE SCIENCES FUND, LP
                       ACCIPITER LIFE SCIENCES FUND II, LP
                  ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.
                ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.
                    ACCIPITER LIFE SCIENCES FUND II (QP), LP
                              CANDENS CAPITAL, LLC
                        ACCIPITER CAPITAL MANAGEMENT, LLC
                                  GABE HOFFMAN
                                 NICOLE VIGLUCCI
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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          0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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                                      -2-

      On October 30, 2006, Accipiter Life Sciences Fund, LP ("Accipiter"),
together with the other participants, made a definitive filing with the
Securities and Exchange Commission ("SEC") of a proxy statement and accompanying
GOLD proxy card to be used to solicit votes for the election of its slate of director nominees at the 2006 annual meeting of stockholders scheduled to be held December 1, 2006 (the "2006 Annual Meeting") of Rural/Metro Corporation, a
Delaware corporation (the "Company").

Item 1: Accipiter issued the following press release on November 21, 2006:

PRESS RELEASE                           Source: Accipiter Life Sciences Fund, LP

ACCIPITER LIFE SCIENCES  CONTINUES TO URGE RURAL/METRO  SHAREHOLDERS TO VOTE FOR
ITS DIRECTOR NOMINEES
Tuesday November 21, 10:59 am ET

QUESTIONS WHETHER BOARD'S USE OF MISLEADING INFORMATION REGARDING ACCIPITER'S
OWNERSHIP IN A COMPETITOR IS A 'SMOKESCREEN' TO HIDE THE REAL ISSUES IN THE
PROXY CONTEST NEW YORK, Nov. 21 /PRNewswire/ -- Accipiter Life Sciences Fund, LP
today responded to the recommendations by Institutional Shareholder Services
(ISS) and Glass Lewis & Co. that Rural/Metro Corporation (Nasdaq: RURL)
shareholders vote for management's incumbent director nominees.

Gabe Hoffman, the managing member of the general partner of Accipiter, stated,
"While I am disappointed with the ultimate decisions of ISS and Glass Lewis not to recommend the election of our director nominees to the Rural Board, I was gratified to learn from the reports that we are not alone in questioning Rural's
'need for implementing numerous takeover defenses which generally are not in the interests of all shareholders' and in recognizing that Rural 'substantially underperformed the S&P Smallcap 600 Healthcare Services Index for the
twelve-month period ended September 5, 2006 (-25.5% versus -1.0%).'"

Mr. Hoffman continued: "We stand firm in our belief that Rural's shareholders should vote in favor of Accipiter's nominees, both of whom are focused on unlocking shareholder value by improving Rural's outdated corporate governance practices, increasing financial transparency to shareholders through more detailed reporting of operating results and through specific financial forecasts and engaging an investment bank to explore all strategic alternatives available to Rural. We reiterate that we do not have a premeditated agenda regarding which specific strategic alternatives that Rural should pursue to unlock shareholder value. As such, we strongly urge all Rural's shareholders to vote the GOLD proxy card in favor of Accipiter's Board nominees so that we can enhance the value of the Company's shares."

Accipiter also responded today to misleading and factually incorrect claims repeatedly made by Rural regarding Accipiter's investment in a primary competitor.

"Rural's false claims that Accipiter owns 10.1% of the outstanding shares of
Emergency Medical Services Corporation (EMS) and that such ownership poses a conflict of interest have gone on now for too long and have been designed, in our belief, to divert Rural shareholders' attention from the real issues at hand," stated Mr. Hoffman. "We are once and for all setting the record straight.
Our investment in EMS since its IPO in December 2005 is consistent with our belief that the emergency medical transportation segment is an attractive long-term investment. Accipiter does not, however, own a 10% stake in EMS. In fact, EMS publicly disclosed in its proxy statement that Accipiter's ownership interest represented approximately 2.6% of its outstanding stock and less than
1% of the voting power of EMS. EMS filed its proxy statement in April 2006, more than two months after the date of the public filing that Rural has continually relied upon! Furthermore, Accipiter's Form 13F filing for the period ended
September 30, 2006 reports that Accipiter owns 860,768 shares of EMS, or approximately 2.02% of EMS's outstanding shares. We do not understand how Rural could continue to make such a mistake. Moreover, Rural's inference that
Accipiter's director nominees would not carry out their duties in an ethical, legal and professional manner is baseless and uncalled for."

Accipiter Life Sciences urges all shareholders to vote for Gabe Hoffman and
Nicole Viglucci as soon as possible by signing and mailing in their GOLD proxy card and discarding the WHITE proxy card mailed by the current Board of Rural.
For more information, shareholders can call Gabe Hoffman at (212) 705- 8700 or the Company's proxy solicitor, Mackenzie Partners, Inc. toll-free at (800)
322-2885, ask for Dan Sullivan.

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

ACCIPITER LIFE SCIENCES FUND, LP ("ACCIPITER") FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ("SEC") ON OCTOBER 30, 2006 A DEFINITIVE PROXY STATEMENT AND
ACCOMPANYING GOLD PROXY CARD, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF
ITS SLATE OF DIRECTOR NOMINEES AT THE 2006 ANNUAL MEETING. ACCIPITER STRONGLY
ADVISES ALL RURAL STOCKHOLDERS TO READ THE PROXY STATEMENTS AND OTHER PROXY
MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

STOCKHOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT FILED
WITH THE SEC BY ACCIPITER THROUGH THE WEBSITE MAINTAINED BY THE SEC AT
WWW.SEC.GOV. IN ADDITION, INVESTORS WILL BE ABLE TO OBTAIN FREE COPIES OF THE
PROXY STATEMENT FROM ACCIPITER BY CALLING MACKENZIE PARTNERS, INC. AT (800)
322-2885.

THE PARTICIPANTS IN THE PROXY  SOLICITATION ARE ACCIPITER LIFE SCIENCES FUND, LP
ACCIPITER LIFE SCIENCES FUND II, LP,  ACCIPITER  LIFE SCIENCES FUND  (OFFSHORE),
LTD., ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD. , ACCIPITER LIFE SCIENCES
FUND II (QP), LP, CANDENS CAPITAL, LLC, ACCIPITER CAPITAL MANAGEMENT,  LLC, GABE
HOFFMAN AND NICOLE VIGLUCCI.

INFORMATION CONCERNING THE PARTICIPANTS AND THEIR INTERESTS IN THE SOLICITATION
IS SET FORTH IN THE PROXY STATEMENT FILED WITH THE SEC.